                                   CVF CORPORATION


                                           (Incorporated in the State of Nevada)

                                        [SEAL]

                                                             [CUSIP 12660F 10 2]

                                       SPECIMEN


THIS CERTIFIES THAT








IS THE REGISTERED HOLDER OF


           FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF



                                   CVF CORPORATION

A TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE WILL NOT BE REGISTERED IN A REGISTER OF TRANSFERS OF THE CORPORATION EXCEPT UPON SURRENDER OF THIS CERTIFICATE DULY ENDORSED BY THE APPROPRIATE PERSON.
     THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR OF THE CORPORATION.
     IN WITNESS WHEREOF THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.
     DATED


                         THIS CERTIFICATE IS TRANSFERABLE AT THE PRINCIPAL OFFICE OF CIBC MELLON TRUST COMPANY IN TORONTO OR THE REGISTRAR AND TRANSFER COMPANY IN NEW YORK OR COLONIAL STOCK TRANSFER COMPANY IN SALT LAKE CITY.

                         Countersigned and Registered
                         CIBC MELLON TRUST COMPANY                Toronto, Ont.
                         Transfer Agent and Registrar
                         Countersigned and Registered
                         REGISTRAR AND TRANSFER COMPANY          New York, N.Y.
                         Countersigned and Registered
                         COLONIAL STOCK TRANSFER COMPANY   Salt Lake City, Utah

                         By___________________________________________________
                                                            Authorized Officer


               President                Secretary

       /s/ Jeffrey Dreben         /s/ Robert Nally

     For Value Received, ____________ hereby sell, assign and transfer unto

                                        ------------------------------------

                                        ------------------------------------
                                        PLEASE INSERT SOCIAL INSURANCE NUMBER OF
                                        TRANSFEREE


--------------------------------------------------------------------------------
               PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney,
to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.


Dated ____________________________ 19


                                        ----------------------------------------


In presence of



---------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.